                                                                   EXHIBIT 4.10

                       SPECIMEN COMMON STOCK CERTIFICATE

---NUMBER---                       [PICTURE]                        ---SHARES---

------------                                                        ------------

                                                                          COMMON
                                                                  PAR VALUE $.01

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                ----------------
                                                             CUSIP  254687  10 6
                                                                ----------------

                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                              THE WALT DISNEY COMPANY

        THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF BURBANK OR NEW YORK

          THIS CERTIFIES THAT


          IS THE RECORD HOLDER OF

             FULL-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

          THE WALT DISNEY COMPANY, TRANSFERABLE ON THE SHARE REGISTER OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.
[SEAL]         WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS
          DULY AUTHORIZED OFFICERS.
---------
          Countersigned and Registered:                Dated:
                         THE WALT DISNEY COMPANY
---------                     (Burbank, CA)
                               Transfer Agent and Registrar

          /s/ Jennifer E LaGrow    /s/ Marsha L. Reed     /s/ Michael D. Eisner
          Authorized Signature          Secretary          Chairman of the Board

                              THE WALT DISNEY COMPANY

     ANY SHAREHOLDER MAY OBTAIN, WITHOUT CHARGE, BY REQUEST TO THE OFFICE OF THE SECRETARY OF THE CORPORATION, A COPY OF A STATEMENT OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON EACH CLASS OR SERIES OF SHARES AUTHORIZED TO BE ISSUED BY THE CORPORATION AND UPON THE HOLDERS THEREOF.

     THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN THE WALT DISNEY COMPANY AND THE BANK OF NEW YORK, AS RIGHTS AGENT, DATED AS OF NOVEMBER 8, 1995 (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE WALT DISNEY COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE WALT DISNEY COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT BY IT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES AS PROVIDED IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO OR BENEFICIALLY OWNED BY ACQUIRING PERSONS OR THEIR ASSOCIATES OR AFFILIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID AS PROVIDED IN SECTION 11(a) (ii) OF THE RIGHTS AGREEMENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- .................Custodian..................
     TEN ENT -- as tenants by the entireties                               (Cust)                    (Minor)
     JT TEN  -- as joint tenants with right of                         under Uniform Gifts to Minors
                survivorship and not as tenants                        Act.........................................
                in common                                                                 (State)
                                                   UNIF TRF MIN ACT -- .............Custodian (until age..........)
                                                                           (Cust)
                                                                       .....................under Uniform Transfers
                                                                           (Minor)
                                                                       to Minors Act...............................
                                                                                          (State)


       Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED,__________________hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------

----------------------------------


--------------------------------------------------------------------------------
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     ------------------------------


                                      X
                                        ----------------------------------------

                                      X
                                        ----------------------------------------
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED


By
  ------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.